Exhibit 10.13.3

CONFIDENTIAL

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDED AND RESTATED SUPPLY AGREEMENT

This Supply Agreement (“Agreement”) is made and entered into as of May 18, 2021 (“Effective Date”) by and between Nexperia B.V., having its principal offices located at Jonkerbosplein 52, 6534AB Nijmegen, The Netherlands (“Nexperia”), and Transphorm, Inc. with its principal offices located at 115 Castilian Drive, Goleta, CA 93117 (“Transphorm”) and amends and restates in its entirety that certain Supply Agreement between Nexperia and Transphorm dated April 4, 2018. Nexperia and Transphorm also are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Nexperia is engaged in the business of designing, manufacturing and selling a broad range of semiconductor devices;

WHEREAS, Transphorm is engaged in the business of designing, developing and selling GaN-based products manufactured utilizing Transphorm’s proprietary processes of wafer fabrication, including Epi Wafers and Processed Wafers (each as defined below);

WHEREAS, Parties have had a long term business relationship whereby (a) they each supply certain of their respective products to the other, (b) Nexperia funded Transphorm’s development of certain manufacturing technology, and Transphorm will transfer and license such technology to Nexperia upon completion of such funding;

WHEREAS, Nexperia and Topco are parties to that certain Series 3 Preferred Stock Financing and Related Transactions on April 4th, 2018 and Nexperia and Transphorm are now extending their relationship by entering into a Strategic Cooperation Agreement ( the “SCA”) on the date hereof (the “Strategic Cooperation Agreement”) to identify the various agreements constituting the relationship among them, and to which this Agreement is appended;

WHEREAS, the Parties have also entered into that certain Amended and Restated Development and License Agreement dated as of May 18, 2021 (the “DLA”), pursuant to which Transphorm has agreed to develop and transfer to Nexperia certain manufacturing process technologies (other than the Epi Process) to enable Nexperia to manufacture GaN-based products at Nexperia’s facilities using such transferred manufacturing process technologies (“Transferred Processes”);

WHEREAS, Nexperia wishes to purchase from Transphorm Epi Wafers and Processed Wafers, and Transphorm wishes to purchase from Nexperia Processed Wafers, so accordingly the Parties wish to enter into a long-term mutual supply agreement to address such purchases; and

Exhibit 10.13.3

CONFIDENTIAL
WHEREAS, Nexperia wishes to ensure that in the event of a License Trigger Event (as defined herein) it will have a second source for its manufacture and supply of wafers using an alternative process of layering an epitaxial layer on a silicon layer (“Alternate Epi Process”).

NOW, THEREFORE, in consideration of the above promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.    DEFINITIONS

When used in this Agreement, the following words and expressions shall have the meaning as stated below, unless the context otherwise requires:

1.1. “Affiliates” means, with respect to a Party, any corporation, partnership, limited liability company or other entity, which is Controlled by such Party. “Control” and its correlates means: (a) the ownership, directly or indirectly, of at least fifty percent (50%) of the issued voting securities of an entity; or (b) the possession, directly or indirectly, of the legal power to direct or cause the direction of the general management and policies of an entity or the power to elect or appoint at least fifty percent (50%) or more of the members of the governing body of the entity, whether through the ownership of voting securities, by contract or otherwise. An entity may be considered an Affiliate only when such control exists.

1.2. “Automotive Field” shall have the meaning given to that term in the DLA.

1.3. “Confidential Information” shall have the meaning set forth in Section 10.1.

1.4. “Discloser” shall have the meaning set forth in Section 10.1.

1.5. “Epi Process” shall mean Transphorm’s proprietary process of layering an epitaxial layer on a silicon layer.

1.6. “Epi Wafers” shall mean wafers manufactured using the Epi Process.

1.7. “GQA” shall mean the Quality Management System defined in the general quality agreement either attached to this Agreement as Exhibit F or mutually agreed between the Parties as soon as reasonably practicable after the Effective Date, and applicable to all Products delivered under this Agreement.

1.8. “Initial Term” shall have the meaning set forth in Section 13.1.

1.9. “Intellectual Property Rights” shall mean rights in or to any patents, utility models, trade secrets, registered and unregistered designs, mask works, copyrights, database rights, moral rights and any other form of protection afforded by law to inventions, models, designs or Confidential Information, as well as any registrations, applications, divisions, continuations, re-

Exhibit 10.13.3

CONFIDENTIAL
examinations, renewals or reissues of any of the foregoing, but excluding any and all rights with respect to trademarks, trade names, logos, service marks and other indicia of origin.

1.10. “Nexperia Product(s)” means the Processed Wafers manufactured by or for Nexperia and or its Affiliates.

1.11. “Order” shall have the meaning set forth in Section 3.

1.12. “Option Agreement” means the Option Agreement between Nexperia B.V. and Transphorm, Inc., Transphorm Technology, Inc., Transphorm Japan, Inc. and Transphorm Japan Epi, Inc. respectively dated May 18, 2021;

1.13. “Prices” shall have the meaning set forth in Section 6.1.

1.14. “Processed Wafers” shall mean wafers processed by either Party or its Affiliates at their respective foundries.

1.15. “Product(s)” shall mean Nexperia Product(s) and/or Transphorm Product(s).

1.16. “Qualification Period” shall mean the period commencing on the Effective Date and ending on the completion of the process transfer contemplated by the DLA.

1.17. “Qualification Products” shall mean Processed Wafers provided by Transphorm or its Affiliates to Nexperia for Nexperia’s internal evaluation and/or qualification purposes during the Qualification Period.

1.18. “Recipient” shall have the meaning set forth in Section 10.1.

1.19. “Renewal Term” shall have the meaning set forth in Section 13.1.

1.20. “Technology” shall mean any and all know how, trade secrets, drawings, specifications, photographs, samples, models, processes, procedures, instructions, software, reports, papers, correspondence and any other technical and/or commercial information, data and documents of any kind, including oral information.

1.21. “Term” shall have the meaning set forth in Section 13.1.

1.22. “Option Termination” has the meaning as defined in the Option Agreement;

1.23. “Tier One Automotive Customer” means a third party, other than Nexperia or its Affiliates, to an OEM Automotive Customer.

1.24. “TJE" means Transphorm Japan Epi, a Japanese company with an address at 2-5-15 Shinyokohama, Kohoku-ku, Yokohama City, Japan and company registration no.0200-01-132392.

Exhibit 10.13.3

CONFIDENTIAL

1.25. “Transphorm IP” means all Intellectual Property Rights owned, controlled or Licensable by Transphorm or its Affiliates.

1.26. “Transphorm Product(s)” has the Epi Wafers, Processed Wafers manufactured by or for Transphorm and/or its Affiliates.

1.27. “TPS” shall mean the Technical Purchase Specification document agreed between the Parties for each Product, the format of which is attached as Exhibit E.

1.28. “Warranty Period” shall mean the following period following shipment of a Product by the selling Party: 1 year with respect to Epi Wafers and Processed Wafers.

1.29. “Yearly Loaded Quantity - YLQ” means the total sum of Epi Wafers quantity manufactured by TJE which are i) purchased by Nexperia, at Transphorm or TJE, within the applicable lead time for delivery during a calendar year, and ii) invoiced by Transphorm or TJE to Nexperia during the same calendar year.

2.    SCOPE OF AGREEMENT

2.1. Entire Agreement. Except as expressly provided herein, this Agreement supersedes any prior discussion, agreement, representation, promise or proposal regarding its subject matter and constitutes the complete agreement between Transphorm and Nexperia regarding:

2.1.1. the buying by Nexperia of Transphorm Products from Transphorm; and

2.1.2. the buying by Transphorm of Nexperia Products from Nexperia.

2.2. No Reverse Engineering. Unless Nexperia reasonably determines that Transphorm is not working in good faith to qualify a second source by [***], and Transphorm is unable to address Nexperia’s concerns within [***] days of written notice, Nexperia shall not, nor work with any third party to, reverse engineer or disassemble any Transphorm Epi Wafer Products, to the extent that such Epi Wafer Products are not publicly available (through sale or otherwise) to third parties without such restriction. No restrictions will apply on reverse engineering or failure analysis of a finished GaN power device product die. Transphorm shall consult with Nexperia regarding the status of its second source establishment and qualification efforts.

3.    ORDERING

3.1. Priority Customer. Nexperia shall at all times be Transphorm’s priority customer with respect to Epi Wafers manufactured at TJE. This means that (i) Transphorm shall prioritize Nexperia Binding Epi Wafer Forecasts and Orders for Epi Wafers manufactured at TJE, and (ii) Transphorm shall not enter into capacity commitments with third parties that conflict with Nexperia [***] and iii) Transphorm shall notify Nexperia before entering into new capacity commitments with third parties that might or will impact the capacity available for Nexperia

Exhibit 10.13.3

CONFIDENTIAL
beyond the [***] and subject to Section 4.4; and Parties will negotiate in good faith a commercial reasonable solution.

In case of capacity shortage with respect to Processed Wafers from AFSW, Transphorm’s capacity allocation for Nexperia’s Orders shall be fair and proportionate to the quantities forecasted in the binding portion of the [***] and ordered in such Orders as compared to its overall capacity requirements and shall be as favorable as the allocation provided to any of its other customers’ orders.

3.2. Orders. All purchases under this Agreement shall be subject to the selling Party’s receipt and acceptance of the purchasing Party’s written purchase orders (each, as accepted, an “Order”). All Orders shall be governed exclusively by the terms and conditions of this Agreement notwithstanding any contrary or additional provisions contained on any Order. Additional or different preprinted terms on any Order, acknowledgment forms, quotation forms, invoices or other documents shall be void and of no force or effect. Transphorm acknowledges and agrees that Nexperia may place Orders for applicable Epi Wafer Products directly with TJE subject to the terms and conditions of this Agreement, and that Transphorm shall ensure TJE's compliance with the terms and conditions of this Agreement.

3.3. Acceptance. Subject to the availability of Products, commercially reasonable Order quantities, and the Order being in accordance with the terms and conditions of this Agreement, including but not limited to, price and lead-time requirements as set forth in this Agreement, the selling Party shall accept the purchasing Party’s Order(s) pursuant to the terms of this Agreement to create a binding contract between the Parties.

3.4. Lead-Times. The applicable lead-times for Products shall be as set forth on Exhibit A (Product List) and Exhibit D (Epi Product Pricing, Capacity and Lead-times). The Parties may amend Exhibit A and Exhibit D by mutual agreement only as reasonably required based upon available capacity or technical considerations.

3.5. Capacity and Allocation. The Parties shall throughout the Term use commercially reasonable efforts to acquire and maintain the capacity and availability to supply Products reasonably anticipated to be ordered under this Agreement in accordance with the forecasts provided by the Parties and the other requirements of this Agreement; provided, however, that for each incremental increase in Nexperia’s requirements of Epi Wafers (or products based thereon), Nexperia shall provide Transphorm with at least as much written notice, in the form of 12 Month Rolling Forecasts, as the Capacity Lead-time period corresponding to such incremental increase set forth in Exhibit D. Neither Party shall have any obligation to accept any Order or supply to the other Party any Products in excess of such Party’s capacity listed in Exhibits A and D.

3.6. Capacity shortage. In all other cases of capacity shortage at Nexperia, Nexperia’s capacity allocation for the Transphorm’s Orders shall be fair and proportionate to the quantities ordered in such Orders as compared to its overall capacity requirements and shall be as favorable as the allocation provided to any of its other customer’s orders.

Exhibit 10.13.3

CONFIDENTIAL
3.7. Qualification Products. From time to time during the Qualification Period, either Party may order Qualification Products by submitting an Order that specifically indicates it is an order for Qualification Products and sets forth the applicable prices, payment and shipping terms. The Order for Qualification Products shall be binding on other Party only on the other Party’s written acceptance thereof. Notwithstanding anything to the contrary in this Agreement, for the purposes of this Agreement, the Qualification Products are not Products, and neither Party’s warranties in this Agreement with respect to the Products shall apply with respect to the Qualification Products. Neither Party will distribute, resell, or use in its commercial products any Qualification Products provided by the other Party.

4.    FORECASTS

4.1. Forecasts. Each Party shall provide to the other Party a twelve (12) Months’ Rolling Forecast, of its purchase requirements for each Product by the 30st day of each calendar month, hereinafter “12MRF”. The order volumes forecasted within the applicable lead-times set forth on Exhibit A and Exhibit D shall be a firm commitment to purchase Products and are subject to rescheduling and cancellation terms of Article 5 of this Agreement. The remaining months of the forecast shall be nonbinding estimates except as set forth in Section 4.33.

4.2. Forecasts confirmation. Each receiving Party has an obligation to confirm the [***] within 5 calendar days from receipt.

4.3. Forecasts – Epi Wafers.

4.3.1. Binding Epi Wafer Forecast, subject to Section 4.2. The first [***] months of each [***] shall be binding with regard to Epi Wafer Products and are not subject to revision (each, a “Binding Epi Wafer Forecast”). If Nexperia does not provide an updated [***] by the 30st of any month, then the first non-binding month of the last previously-provided [***] shall be included in the Binding Epi Wafer Forecast as necessary to provide Transphorm with a rolling [***] Binding Epi Wafer Forecast. By way of example, if Nexperia does not provide Transphorm an updated [***] for [***] months, then the [***] months of the last previously-delivered [***] will be included in the Binding Epi Wafer Forecast. Nexperia [***] shall always be quantified in wafer outs, not wafer starts.

4.3.2. Standard Capacity and Lead-Times. Transphorm’s and TJE’s capacity and lead times to manufacture and supply Epi Wafers (and products incorporating Epi Wafers) are as set forth in Exhibit D (Epi Capacity and Lead-times). It is understood that expanding such capacity may require Transphorm to acquire and qualify additional MOCVD reactor(s) and/or other equipment at substantial cost and lead-time.

4.3.3. Capacity Expansion. In the first instance that Nexperia provides an Epi Wafer [***] projecting Epi Wafer demand [***] during a consecutive [***] period, subject to Section 4.2, parties shall proceed without undue delay with the following:

Exhibit 10.13.3

CONFIDENTIAL
I. Transphorm shall i) within [***] calendar days from the [***] confirmation date, further herein “the [***] Date”, purchase for installation at TJE the [***] MOCVD reactor and ii) install and release for use in production at TJE the [***] MOCVD reactor within [***] from the [***] Date.

II. Within 30 calendar days from “the [***] Date” Nexperia shall provide an additional forecast of its purchase requirements for Epi Wafers for an additional consecutive [***] month period following the initial Epi Wafer [***], and subject to Section 4.2, the entirety of which shall be binding and deemed a Binding Epi Wafer Forecast.

Transphorm will, from time to time during the Term, provide Nexperia with an updated Exhibit D as additional Epi capacity is acquired or yield increased, which updated Exhibit D shall be mutually discussed.

4.3.4. Underloading Payments. At the end of any calendar year, if the Yearly Loaded Quantity-YLQ is less than the total Epi Wafers included in the Binding Epi Wafer Forecasts for such calendar year (as of [***] of the applicable calendar year), then Nexperia will, as compensation for the unavoidable fixed costs incurred by Transphorm in connection with its supply obligations hereunder, pay Transphorm an underloading payment equal to [***] of the Fixed Epi Wafer Price (as defined below) multiplied by the difference between the number of Epi Wafers included in the applicable Binding Epi Wafer Forecasts and YLQ (“Underloading Payment”). Transphorm will invoice Nexperia for any applicable Underloading Payments.

4.3.5. Delivery delays. Delivery delay shall be any shipment which fails to ship from Transphorm manufacturing facilities within the product lead time in Exhibit A or D counted from Purchase Order confirmation date. Any quantity of Transphorm Products subject to delivery delay greater than 3 business days shall be excluded from the Underloading Payment.

4.4. Third party license. In case of a License Trigger Event, at Nexperia’s written request, Transphorm will at Nexperia’s request, enter into good faith negotiations with a reputable third party manufacturer that is not a competitor of Transphorm, with respect to a non-exclusive, non-transferable, royalty-bearing license under Transphorm’s Intellectual Property Rights necessary for such third party to manufacture and supply wafers using the Alternate Epi Process only to Nexperia (and, at Transphorm’s option, to Transphorm) for a minimum period of 5 years. For the purpose of this Section, “License Trigger Event” means that at least one of the following conditions is met:

4.4.1. The demand for Epi Wafers of Transphorm and Nexperia combined exceeds 75% of Transphorm’s installed capacity for GEN 4 and 5 at TJE or commonly agreed alternate sources;

4.4.2. Upon the request by a Nexperia customer who is a manufacturer of original equipment used in the manufacture of automobiles (an “OEM Customer”) or a direct supplier to an OEM Customer of modules containing Nexperia GaN products for use in the manufacture of automobiles (a “Tier One Automotive Customer”) to line up a second source for Epi Wafers,

Exhibit 10.13.3

CONFIDENTIAL
provided that (i) the requestor is mass producing modules containing Nexperia GaN products; and (ii) Transphorm continues to be the supplier for at least 66.6% of the Epi Wafers required by Nexperia for such Tier One Automotive Customer or OEM Customer for the first 5 years following the start of such mass production, unless Transphorm is unable or unwilling to meet Nexperia’s requirements for Epi Wafer as set forth in Nexperia’s forecasts provided to Transphorm (provided that such forecasts are reasonably consistent with Nexperia’s prior Orders of Epi Wafers) or as set forth in an Epi Wafer supply ramp-up plan agreed between the Parties in writing. For purposes of this Section, “mass production” means that the production volume for such design or products is greater than the equivalent of 100 Epi Wafers per month;

4.4.3. If Nexperia, in its good faith judgement, and after having consulted Transphorm’s CEO, has serious reasons to believe that Transphorm will not be able to support the Nexperia business due to Transphorm going bankrupt or insolvent, and such reasons are not reasonably addressed by Transphorm within 60 days of Nexperia’s written request for the license described in this Section; or

4.4.4. Nexperia shows by reasonable evidence, such as comparative price lists and data sheets, that the price, quality and performance, on the whole, of Epi Wafers supplied by Transphorm to Nexperia are not competitive with equivalent wafers available from third party suppliers. This will be reviewed on a regular basis.

5.    CANCELLATION

5.1. Liability for Cancellation. Except for Orders that are consistent with binding portions of such Party’s forecasts, the ordering Party may cancel an Order at no charge upon written notice outside of the then current lead-time. For cancellation of any Orders within the current lead-time, the cancelling Party shall be liable for all non-transferable and non-cancellable raw materials and the work in process charges as of the date that the other Party receives the notice. For the avoidance of doubt, all Orders that are consistent with the binding portions of a Party’s forecasts shall not be cancellable by such Party in any event.

5.2. Additional Cancellation Rights. The ordering Party reserves the right to cancel all or any part of an Order, without any liability to the other Party, if the other Party is in material default under any of the terms and conditions of this Agreement, which default is not cured within thirty (30) days after written notice.

6.    PRICES; PAYMENT

6.1. Pricing. Prices for the Products shall be as set forth in Exhibit A (Product List) and Exhibit D, or as may be otherwise mutually agreed between the Parties in a separate writing or price quotation (“Prices”). All Prices are and shall be expressed in U.S. Dollars.

6.2. Pricing – Epi Wafers. Epi Wafer pricing shall be fixed annually in accordance with the Epi Wafer pricing table set forth on Exhibit D (the “Fixed Epi Wafer Price”). The applicable Fixed Epi Wafer Price for any calendar year is the price in the green-shaded cell in the Epi Wafer

Exhibit 10.13.3

CONFIDENTIAL
pricing table; provided that if the initial Epi Wafer [***] for any calendar year is below the volume range corresponding to the applicable green-shaded cell, then the Fixed Epi Wafer Price will be adjusted to reflect the quantity in the applicable Epi Wafer [***].

Annually, parties shall reconcile the YLQ against the Epi Wafer pricing table and:

(i) if YLQ is below the number of Epi Wafers in the volume range corresponding to the applicable Fixed Epi Wafer Price for such year, Transphorm shall invoice Nexperia the Offset Amount multiplied by the YLQ;

or

(ii) if YLQ exceeds the number of Epi Wafers in the volume range corresponding to the applicable Fixed Epi Wafer Price for such year, Transphorm shall provide Nexperia a credit note equal to the Offset Amount multiplied by the difference between the maximum quantity in the applicable range and YLQ.

As used herein, “Offset Amount” means the difference between the Fixed Epi Wafer Price and the applicable Epi Wafer Price in the Epi Wafer pricing table for the YLQ.

6.3. Taxes. The selling Party will include as separate line items on its invoice any sales, value added, or similar turnover taxes or charges that it is required by law to collect from the purchasing Party, and will provide purchasing Party with all information and documentation that is required under local law in order to enable purchasing Party to recover or avoid any sales, value added, or similar turnover taxes or charges. Invoices will also be in the appropriate form as required by local law to permit deduction of payments for income tax purposes by the purchasing Party.

6.4. Payment Terms. The selling Party’s invoices shall contain the applicable Order number, identification and part number of the Products purchased, the quantity, unit price and total price, the delivery address, and the date of shipment. Unless otherwise agreed in writing by the Parties, invoices will become due for payment [***] days from the invoice date. The date of invoice will not predate the date of shipment of the Products. Invoices will accompany the shipment or shall otherwise be sent to the delivery location specified in the Order or to such other address as the purchasing Party may specify in the Order. All payments shall be without retention or set-off, except as mutually agreed upon by the Parties.

7.    DELIVERY, TITLE AND RISK

7.1. Delivery Terms. Delivery by Transphorm shall be FCA, Transphorm’s distribution center, in accordance with Incoterms 2010. Delivery by Nexperia shall be FCA, in accordance with Incoterms 2010. All deliveries shall meet the shipping criteria mutually agreed upon by the Parties. Title to and risk of loss of the Products shall pass upon delivery of such Products to carrier at the selling Party’s premises.

Exhibit 10.13.3

CONFIDENTIAL
7.2. Delivery Dates. Upon acceptance of an Order, the selling Party shall make commercially reasonable efforts to deliver the Products at the place and on the date and/or times (if any) specified the accepted Order or as otherwise agreed upon by the Parties in writing. Shipment of Product(s) constituting Processed Wafers or silicon dies within +/- five per cent (5%) of the quantity ordered shall be deemed to constitute full delivery so long as selling Party makes up any shortfall in the next scheduled delivery of such Processed Wafers or silicon dies. Partial or early shipments are not allowed without previous written confirmation from the ordering Party.

7.3. Change Control. In the event that any Party plans to introduce any changes to the Products supplied under this Agreement or the manufacturing process therefor, the Change Control Procedure defined in the GQA (Exhibit F) applies.

In normal course of business, both Parties will continuously discuss and approve modifications to the Products for cost reduction/performance improvement. In such cases, both Parties will make commercially reasonable efforts to qualify mutually agreed changes and shall agree in good faith on a suitable end-of-life (for e.g. 1-2 years) for the Products manufactured prior to such modifications.

8.    PRODUCT WARRANTY

8.1. Warranty. Each selling Party warrants to the purchasing Party that its Product(s) will, at the time of shipment and during the applicable Warranty Period, be free from defects in material and workmanship, be free of all liens and encumbrances, and will conform to the approved specifications for its Product(s).

8.2. Remedies. Following the delivery of any Product(s) and for a period of twelve (12) months thereafter, the purchasing Party may return to the selling Party, any Product reasonably determined by the Purchasing Party to not conform in any material respects to the warranty set forth in Section 8.1 above, provided that the purchasing Party also provides a description of the reasons such Product(s) are non-conforming. Upon receipt of such returned Product(s), the selling Party may inspect such returned Product(s) and, if they are non-conforming, shall, at selling Party’s option and as Purchasing Party’s sole remedy, either promptly replace the non-conforming Product(s) with new replacement Product(s) at selling Party’s expense or refund to purchasing Party any amounts already paid to selling Party for such non-conforming Product(s). If the selling Party does not agree that such returned Product(s) are non-conforming, the Parties agree to promptly discuss the same in good faith to achieve a mutually agreeable resolution.

8.3. Exclusions. In no event, however, shall the selling Party be responsible for any non-conformance or defects in its Product(s) caused by: (i) improper handling during or after shipment, misuse, neglect, improper installation or operation, repair, alteration or accident, except in each case where the foregoing is by selling Party; or (ii) for any other cause not attributable to defective workmanship or failure on the part of the selling Party to meet selling Party’s Product specifications. There shall be no obligation for the selling Party to compensate the purchasing Party for any failures outside of Section 8.1 above.

Exhibit 10.13.3

CONFIDENTIAL
8.4. Replacement Product. This warranty shall not be expanded, and no obligation or liability will arise, due to technical advice or assistance, data, facilities or services that may be provided in connection with the purchase. The replacement Product(s) shall be warranted for the remaining term of the warranty on the originally delivered Product.

8.5. “AS IS” PRODUCTS. FOR THE AVOIDANCE OF DOUBT, QUALIFICATION PRODUCT(S) OR OTHER NON-PRODUCTION PRODUCT(S) OR SAMPLES OF PRODUCTION PRODUCT(S) ARE NOT WARRANTED AND ARE PROVIDED ON AN “AS IS” BASIS ONLY.

8.6. SOLE REMEDY. THE REMEDIES SET FORTH IN THIS ARTICLE 8 ARE THE PARTIES’ EXCLUSIVE LIABILITY AND EXCLUSIVE REMEDIES FOR ANY BREACH OF WARRANTY SET FORTH ABOVE OR ANY NON-CONFORMITY OF THE PRODUCT(S). THE WARRANTY SET FORTH ABOVE IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES FOR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

9.    CHANGES

9.1. Engineering Changes. Each Party shall only use qualified manufacturing processes for the production of the Products. The manufacturing processes shall be deemed qualified upon the mutual written agreement of the Parties. The selling Party may submit to the purchasing Party engineering change requests with a notice period as defined in the GQA (which shall include any changed specifications, rationale and proposed date for the change) (“Engineering Change Requests”) to request changes to the previously qualified manufacturing processes, and will not implement any changes to the manufacturing processes without purchasing Party’s prior written consent. The purchasing Party may submit Engineering Change Requests to selling Party from time to time. The selling Party shall use commercially reasonable efforts to accommodate all such requests by purchasing Party.

9.2. Manufacturing Location. Each Party shall manufacture the Products in the locations specified in Exhibit B. In addition to the foregoing, if either Party desires to make any change in location of manufacturing, that Party shall provide prior written notice to the other Party at least eighteen (18) months prior to the proposed date of implementation for such change, unless a shorter notice period is agreed between the Parties with respect to one or more manufacturing steps upon the request of either Party, the approval of which request shall not be unreasonably denied or delayed by the other Party. Such notice shall include the details regarding such proposed change, and such other information as may be reasonably requested by the other Party. Without limiting the foregoing, the Parties shall not implement any change in the location of manufacturing of any Product without prior written approval, unless otherwise agreed to by the Parties in writing. Notwithstanding anything in the foregoing, Transphorm is required to give only twelve (12) months’ notice of change of location of any manufacturing step for which a second source has been qualified by or for Nexperia.

Exhibit 10.13.3

CONFIDENTIAL
10.    CONFIDENTIALITY

10.1. Definition. “Confidential Information” means (a) all Technology and other information, data, or materials which the disclosing Party or any of its Affiliates (“Discloser”) has disclosed or otherwise made available to the receiving Party or any of its Affiliates (“Recipient”), or which Recipient has observed or otherwise obtained from Discloser including in connection with any visit to any facility of Discloser, whether made available orally, in writing or in electronic form, provided that such Technology and other information, data, or materials is (i) marked as “proprietary” or “confidential” at the time of disclosure, or (ii) if disclosed in a form not susceptible to marking, described and designated as “proprietary” or “confidential” in a writing provided to Recipient within thirty (30) days of such disclosure, and (b) any portions, extracts, copies, and derivatives of the materials described in subsection (a).

10.2. Restrictions. Recipient shall not use Confidential Information of Discloser for any purpose other than as required to exercise its rights and perform its obligations under this Agreement (the “Purpose”). For a period of five (5) years from the receipt of such Confidential Information, Recipient shall hold all Confidential Information in strict confidence and shall not publish, disseminate, or otherwise disclose, or permit or facilitate the disclosure of, any Confidential Information to any third party. Except as expressly permitted otherwise under this Agreement, Recipient may disclose the Confidential Information only to (i) its Affiliates, and, (ii) its and its Affiliates’ employees and subcontractors, which Affiliates, employees and subcontractors: (A) need to know such information to carry out the Purpose, and (B) are bound or under law by restrictions regarding disclosure and use of such information comparable to, and in no event less restrictive than, those set forth herein. Recipient shall be responsible for all acts and omissions by its Affiliates and its and its Affiliates’ employees and subcontractors as if such acts or omissions were acts or omissions of Recipient. Any portion, extract, copy, or derivative of Discloser’s Confidential Information shall be identified by Recipient as belonging to Discloser and prominently marked “Confidential.”

10.3. Exceptions. The restrictions on use and disclosure of Confidential Information set forth herein shall not apply to any Technology, information, data, or materials to the extent such Technology, information, data, or materials, and its specific characteristics, usefulness, and value (a) are or become publicly known through no act or omission of Recipient (or any entity or person Recipient is responsible for pursuant to Section 10.2); (b) are rightfully known by Recipient, without confidentiality or use restriction, prior to receipt from Discloser; (c) are rightfully disclosed to Recipient by a third party under no obligation to Discloser to protect the confidentiality thereof, without confidentiality or use restriction, after receipt from Discloser, or (d) are developed by Recipient without use of or reference to any Confidential Information of Discloser and by employees or contractors of Recipient.

10.4. Compelled Disclosure. This Agreement will not prevent Recipient from disclosing Confidential Information of Discloser to the extent required by a judicial order or other legal obligation, provided that, in such event, Recipient shall promptly notify Discloser to allow intervention (and shall cooperate with Discloser) to contest or minimize the scope of the disclosure (including application for a protective order). Recipient shall advise Discloser in

Exhibit 10.13.3

CONFIDENTIAL
writing of any misappropriation or misuse of Confidential Information of Discloser of which Recipient becomes aware.

10.5. Equitable Relief. Recipient acknowledges that Discloser considers its Confidential Information to contain trade secrets and other valuable proprietary information of Discloser and that any unauthorized use or disclosure of such Confidential Information would cause Discloser irreparable harm for which remedies at law would be inadequate. Accordingly, Recipient acknowledges and agrees that Discloser shall be entitled to seek, in addition to any other remedies available to it at law or in equity, the issuance of injunctive relief enjoining any breach or threatened breach of Recipient’s obligations hereunder with respect to the Confidential Information of Discloser.

10.6. Terms and Conditions of Agreement. Each Party agrees that the terms and conditions of this Agreement shall be treated as Confidential Information of the Parties; provided that each Party may disclose the terms and conditions of this Agreement: (a) as required by judicial order or other legal obligation, provided that, in such event, the Party subject to such obligation shall promptly notify the other Party to allow intervention (and shall cooperate with the other Party) to contest or minimize the scope of the disclosure (including application for a protective order); (b) as required by the applicable securities laws or rules of any stock exchange on which such Party is listed, including, without limitation, requirements to file a copy of this Agreement or to disclose information regarding the provisions hereof or performance hereunder, provided that such filing or disclosing Party shall consult with the other Party prior to such filing or disclosure and seek confidential treatment of any terms and conditions hereof and any information contained herein to the maximum extent permissible; (c) in confidence, to legal counsel, accountants and other professionals who are under similar obligations to maintain the confidentiality thereof; (d) pursuant to a written nondisclosure agreement, to banks, investors and other financing sources and their advisors, provided if the prospective recipient of the disclosure does not enter into a written nondisclosure agreement, the disclosure shall be conditioned on the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed, and the disclosing Party shall use reasonable efforts to control the timing of this disclosure as may be reasonably requested by the other Party; or (e) pursuant to a written nondisclosure agreement, in connection with an actual or prospective merger, acquisition, asset sale, transfer of applicable intellectual property, or similar transaction, provided if the prospective recipient of the disclosure does not enter into a written nondisclosure agreement, the disclosure shall be conditioned on the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed, and the disclosing Party shall use reasonable efforts to control the timing of this disclosure as may be reasonably requested by the other Party.

11.    INTELLECTUAL PROPERTY INDEMNIFICATION

11.1. Obligation. Subject to Sections 11.2 and 11.3, each Party (the “Indemnifying Party”) shall defend, indemnify and hold harmless the other Party, its Affiliates, and their respective directors, officers, and employees (the “Indemnified Party”) from and against any and all losses, damages, costs, liabilities, expenses (including reasonable attorneys’ fees) and settlement

Exhibit 10.13.3

CONFIDENTIAL
amounts (“Losses”) incurred by the Indemnified Party in connection with any suit, claim, action or proceeding by any third party (each a “Claim”) alleging (a) that any Product of the Indemnifying Party supplied under this Agreement infringes, misappropriates or violates the Intellectual Property Rights of any third party, (b) any violation by the Indemnifying Party of any applicable laws, rules or regulations in connection with this Agreement, or (c) gross negligence, recklessness or willful misconduct by the Indemnifying Party in connection with this Agreement.

11.2. Exclusions. The Indemnifying Party shall have no liability for any Losses suffered by the Indemnified Party in connection with, and the obligations to indemnify the Indemnified Party pursuant to Section 11.1 shall not apply with respect to, any Claim to the extent based on (a) the combination or operation of any Product of the Indemnified Party with any materials, components, equipment, or other products not supplied by the Indemnifying Party, where the applicable Claim would not have occurred but for such combination, (b) any modification made by the Indemnified Party or a third party to such Product, where the alleged Claim would not have occurred but for such modification, except in the case where such modification was made at the Indemnifying Party’s written request, (c) Technology owned by the Indemnified Party, or (d) Technology developed by the Indemnified Party pursuant to the DLA.

11.3. Limitation on Use. Should any Product of a Party become, or in such Party’s reasonable opinion be likely to become, the subject of a claim for infringement for which such Party is obligated to indemnify the other Party pursuant to Section 11.1 (each such Product, an “Affected Product,” and each such Party, a “Concerned Party”), the Concerned Party, at its option and expense, may (a) obtain a license at no cost to the other Party permitting the continued use of the applicable Affected Product in accordance with this Agreement or (b) modify the applicable Affected Product such that it performs its intended function without infringing any Intellectual Property Right for which the other Party is entitled to indemnification as set forth in Section 11.1. In the event that Concerned Party is unable, on commercially reasonable terms, to obtain such a license or make such modifications or substitutions, it shall promptly notify the other Party, and the other Party shall promptly confer with the Concerned Party regarding a mutually acceptable solution, and in the interim, if the Affected Product has been subject to the commencement of an infringement suit, shall curtail further use of the applicable Affected Product. The Concerned Party shall have no obligation to indemnify the other Party for any Claim related to the Affected Product following such Party’s receipt of such notice from the Concerned Party, provided that the foregoing shall not limit the Concerned Party’s liability with respect to the other Party’s authorized use or exploitation of such Affected Product prior to the receipt of such notice.

11.4. Process for Indemnification. If a claim is to be made by an Indemnified Party to seek indemnification hereunder against the Indemnifying Party, the Indemnified Party shall give prompt written notice to the Indemnifying Party of any Claims that may give rise to any claim for which indemnification may be required under this Article 11; provided, however, that failure to give such notice shall not relieve the Indemnifying Party of its obligation to provide indemnification hereunder except if and to the extent that such failure materially and adversely affects the ability of the Indemnifying Party to defend or mitigate the applicable Claim. The Indemnifying Party shall be entitled to assume the defense and control of any such Claim at its

Exhibit 10.13.3

CONFIDENTIAL
own cost and expense, provided that the Indemnified Party shall have (i) the right to be represented by its own counsel at its own cost in such matters, and (ii) if the Indemnifying Party refuses to assume the defense of the Claim, the right to assume such defense at the Indemnified Party’s sole cost and expense. Neither Party shall settle or dispose of any such matter in any manner that would adversely affect the rights or interests of the other Party (including the obligation to indemnify hereunder) without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Each Party shall cooperate with the other Party and its counsel in the course of the defense of any such Claim, such cooperation to include, without limitation, using reasonable efforts to provide or make available documents, information and witnesses. Notwithstanding the foregoing, the Indemnifying Party’s right to control the defense pursuant to the foregoing shall not extend to issues involving the validity of any Intellectual Property Right of the Indemnified Party.

12.    LIMITATION OF LIABILITY

12.1. LIABILITY CAP. EXCEPT IN CASE OF WILFULL CONDUCT OR GROSS NEGLIGENCE, IN NO EVENT SHALL EITHER PARTY’S AGGREGATE LIABILITY FOR ANY BREACH, WARRANTY, INDEMNITY OR OTHER OBLIGATION OR LIABILITY ARISING OUT OF THIS AGREEMENT OR IN CONNECTION WITH THE SALE OR USE OF ANY PRODUCTS PROVIDED HEREUNDER, EXCEED THE AGGREGATE PRICES PAID OR PAYABLE FOR THE PRODUCT IN CONNECTION WITH WHICH THE LIABILITY AROSE DURING THE TWELVE (12) MONTHS PERIOD PRECEDING THE DATE THE LIABILITY AROSE.

12.2. DAMAGES LIMITATIONS. EXCEPT IN CASE OF WILFULL CONDUCT OR GROSS NEGLIGENCE, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF OPPORTUNITY, MARKET POTENTIAL, GOODWILL AND/OR PROFIT, LOSS OF REPUTATION AND OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT WHETHER BASED ON CONTRACT, TORT, THIRD PARTY CLAIMS OR OTHERWISE, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.3. Exceptions. The Parties expressly agree that the waivers and limitations of liability set forth in Sections 12.1 and 12.2 shall not apply to the Parties’ obligations under Article 11, and that the cap on liability set forth in Section 12.1 shall not apply to the purchasing party’s payment obligations in Article 6.

13.    TERM AND TERMINATION

13.1. Term and Good faith. This Agreement shall come into force on the Effective Date and, subject to Section 18.3, shall remain in effect until December 31, 2025 (“Initial Term”). Following the Initial Term, this Agreement will automatically be renewed for additional one (1) year periods (“Renewal Term”). Each Party shall negotiate such renewals in good faith having

Exhibit 10.13.3

CONFIDENTIAL
in mind the purpose of the Strategic Agreements with the other Party. The Initial Term and any Renewal Terms shall be referred to herein as the “Term”.

13.2. Termination for convenience by Nexperia. Nexperia may terminate this Agreement for convenience by providing to Transphorm written notice at least [***] months before the lapse of a Term.

13.3. Termination for convenience by Transphorm. Transphorm may not terminate this Agreement for convenience if such termination would take effect prior to the Option Termination. Termination for convenience effective after Option Termination is subject to a written notice to Nexperia of at least [***] months.

13.4. Termination of Epi Wafer Product Supply. Upon Closing (as defined in Exhibit C of the Option Agreement) all Transphorm obligations to supply Epi Wafer Products pursuant to this Agreement shall immediately terminate, except any accepted Purchase Orders or unless otherwise agreed by the Parties.

13.5. Termination for Default. Without prejudice to any other rights and remedies a Party may have in case of default, either Party may terminate this Agreement (including any pending Orders) upon the occurrence of any of the following events of default:

13.5.1. If the other Party materially fails to perform or comply with this Agreement or any provision hereof, provided the Party claiming such failure notifies the other Party in writing and (i) with respect to a failure related to Transphorm’s obligation to timely supply Epi Wafers, such failure is not remedied as soon as reasonably possible but in any event within 120 days of the receipt of such notice, and (ii) with respect to any other failure, such failure is not remedied within 60 days of the receipt of such notice; or

13.5.2. If the other Party becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, if a Party files a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist or as they may be amended, or such a petition is filed by any third party, or an application for a receiver of a Party is made by anyone and such petition or application is not resolved favorably within sixty (60) days.

13.6. Termination for Violation of Laws. If a Party reasonably believes that performance under this Agreement will violate any applicable laws or regulations, that Party shall have the right to immediately terminate this Agreement upon notice to the other Party.

13.7. Effect of Termination: The following shall occur if this Agreement terminates.

13.7.1. Return of Confidential Information. Upon termination of this Agreement each Party shall return to or destroy the Confidential Information of the other Party, except for that Confidential Information which is required in order for a Party to carry out its continuing rights and obligations.

Exhibit 10.13.3

CONFIDENTIAL

13.7.2. Last-Time Buy Order. Upon termination or expiration of the Term, each Party shall each have the option to submit a non-cancelable Order for a last-time buy, which order shall be accepted by the other Party so long as it meets the requirements of Section 3.2 and is within the forecasts provided under Article 4 prior to such termination or expiration. Notice of such last-time buy Order shall be made at least 60 days prior to the termination or expiration of the Initial Term or then-current Renewal Term as applicable, with delivery to occur within 6 months from such expiration or termination date.

13.7.3. Survival of Provisions. Articles 6.3, 6.4, 8, 10, 11, 12, and 18, and Section 13.4 shall survive any expiration or termination of this Agreement. No expiration or termination of this Agreement shall affect any right or liability of a Party accrued before the effective date of such expiration or termination.

14.    COMPLIANCE

14.1. Each Party will comply with all requirements of the Code of Conduct attached hereto as Exhibit G.

15.    AUDIT

Each Party shall have the right, by itself or through its appointed representatives that are reasonably acceptable to the other Party, to inspect on a routine basis, at its own cost, during normal business hours, not more than once each calendar year and upon at least two weeks’ advance written notice, the other Party’s manufacturing and distribution facilities, quality procedures and manufacturing processes, in each case that are applicable to the Products supplied under this Agreement, to verify and audit compliance with this Agreement. Each such inspection shall be subject to the inspecting Party and its representatives entering into appropriate confidentiality agreements with the other Party. In case of incidents, ad-hoc audits shall be scheduled between the parties.

16.    EXPORT CONTROL

16.1. Each Party shall comply with all applicable export and import control laws and regulations including but not limited to the US Export Administration Regulations (including prohibited party lists issued by other federal governments), Catch-all regulations and all national and international embargoes. Each Party further agrees that it will not knowingly transfer, divert, export or re-export, directly or indirectly, any product, software, including software source code, or technology restricted by such regulations or by other applicable national regulations, received from the other Party under this Agreement, or any direct product of such software or technical data to any person, firm, entity, country or destination to which such transfer, diversion, export or re-export is restricted or prohibited, without obtaining prior written authorization from the applicable competent government authorities to the extent required by those laws. This provision shall survive termination or expiration of this Agreement.

Exhibit 10.13.3

CONFIDENTIAL
16.2. Each Party shall obtain all international and national export licenses or similar permits required in connection with the supply of Products by such Party under this Agreement unless otherwise mutually agreed in writing by the Parties. Each Party will cooperate in informing the other Party whether or not the Products are US controlled and/or controlled under the export control laws of its country, and indicate the Export Control Classification Number (ECCN) when applicable.

17.    SUPPLY CHAIN SECURITY

17.1. Nexperia as a multinational company operates according to a uniform and company-wide framework on Supply Chain Security in which all requirements of governmental security programs like the U.S. Customs and Border Protection program C-TPAT (Customs – Trade Partnership Against Terrorism) and the European Customs program AEO (Authorized Economic Operator) are incorporated in guidelines as laid down in the Nexperia Security Standards. Such programs may require security standards from Transphorm.

17.2. In case Transphorm is not involved in any governmental Supply Chain Security Program, Transphorm declares to have measures in place (internal Supply Chain Security Policy and Program) that are intended:

- To ensure goods are produced, stored, prepared, packed, loaded in and transported from safe business premises;
- To ensure goods are protected against unauthorized intervention during production, storage, preparation, packing loading and transport, and
- To ensure goods are forwarded and shipped by authorized third parties.

17.3. On request, Transphorm shall provide to Nexperia:

- Written statement referring to the measures in place (internal Supply Chain Security Policy and Program), and/or
- A security audit plan auditable by or on behalf of Nexperia.

18.    GENERAL

18.1. Entire Agreement. This Agreement and all appendices, schedules, and exhibits hereto constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous correspondence, negotiations, agreements and understandings among the Parties, both oral and written, regarding such subject matter (except for those signed by duly authorized representatives of the Parties).

18.2. Amendment. The terms of this Agreement may not be amended unless the amendment is in writing and signed by duly authorized representatives of both Parties.

18.3. Assignment. Neither Party may assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement to any third party without the prior written consent of the other

Exhibit 10.13.3

CONFIDENTIAL
Party, not to be unreasonably withheld, conditioned or delayed, provided that either Party may freely assign this Agreement, without obtaining the other Party’s consent, to a successor to all or substantially all of its relevant assets, whether by sale, merger, or otherwise. Any purported or attempted assignment, delegation or other transfer of any rights or obligations under this Agreement in contravention of the foregoing sentence shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the Parties and their respective successors. In the event of an assignment of this Agreement by a Party to a direct competitor of the other Party, the assigning Party shall give prior written notice of the assignment to the other Party as soon as practicable under the circumstances and at least thirty (30) days prior to such assignment. In the event of an assignment of this Agreement by Transphorm during the last two (2) years of the Initial Term to a successor to all or substantially all of its relevant assets, the Initial Term shall automatically be extended to end on the date that is two (2) years from the date of such assignment.

18.4. Subcontracting. Either Party shall be entitled to use the services of its subcontractors and/or consultants provided that the Party remains fully liable for the performance of its subcontractors or consultants hereunder.

18.5. Notice. Any notice required to be given hereunder (other than routine transactional communications) shall be in writing and shall be sent by certified mail or courier service (such as FedEx) to the following addresses of the respective Parties (or to such other address as either Party may designate from time to time by written notice to the other Party):

If to Transphorm:

Transphorm Inc.
115 Castilian Drive
Suite 100
Goleta, California 93117
USA
Attn:
If to Nexperia:
Jonkerbosplein 52
6534 AB Nijmegen
Netherlands
Attn: General Counsel

18.6. No Waiver. No failure or delay by a Party in exercising any right, power, or remedy under this Agreement shall operate as a waiver of any such right, power, or remedy. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the Party against whom such waiver is sought to be enforced.

18.7. Severability. In the event that any provision of this Agreement (or any portion hereof) is determined by a court of competent jurisdiction to be illegal, invalid or otherwise unenforceable, such provision (or part thereof) shall be enforced to the extent possible consistent with the stated

Exhibit 10.13.3

CONFIDENTIAL
intention of the Parties, or, if incapable of such enforcement, shall be deemed to be deleted from this Agreement, while the remainder of this Agreement shall continue in full force and remain in effect according to its stated terms and conditions.

18.8. Independent Contractors. The relationship between Transphorm and Nexperia is one of independent contractors, and neither Party will at any time or in any way represent itself as being a dealer, agent or other representative of the other Party or as having authority to assume or create obligations or otherwise act in any manner on behalf of the other Party.

18.9. Compliance with Laws. Each Party will comply with all laws, legislation, rules, regulations and governmental requirements applicable to the exercise of its rights and performance of its obligations under this Agreement.

18.10. Force Majeure. Except for any obligation to pay money, no Party shall be liable to the other Party for any failure or delay in performance caused by any acts of God or other natural disasters or by other reasons similarly beyond such Party’s reasonable control, provided that such Party exercises commercially reasonable efforts to resume performance as soon as possible. Notwithstanding the foregoing, if a Party’s performance is delayed by one hundred twenty (120) days, or the Parties mutually agree that performance will be delayed by one hundred twenty (120) days (such agreement not to be unreasonably withheld or delayed), then the other Party may terminate this Agreement on notice to the affected Party.

18.11. Remedies Cumulative. Unless expressly set forth herein to the contrary, a Party’s election of any remedies provided for in this Agreement shall not be exclusive of any other remedies available hereunder or otherwise at law or in equity, and all such remedies shall be deemed to be cumulative.

18.12. Applicable Law. The validity, performance, construction and interpretation of this Agreement shall be governed by the laws of the State of California, U.S.A., without regard to its conflict of law provisions. All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said rules. The arbitration shall be conducted in the English language. The award of the arbitrators shall be final and binding, subject to neither appeal nor confirmation. Each Party represents that the arbitration award can be entered and enforced under its national law in any court of competent jurisdiction. Place of arbitration shall be London (UK). The UN Convention on Contracts for the International Sale of Products (Vienna, 1980) shall not apply to this Agreement or to any dispute or transaction arising out of this Agreement.

18.13. Resale, Imports and Exports. Where applicable, the selling Party will obtain all necessary licenses and consents for resale, import and export of Products under the regulations of any relevant jurisdiction. The purchasing Party will provide such assistance and information or documentation as may reasonably request for purposes of obtaining such licenses and consents.

Exhibit 10.13.3

CONFIDENTIAL
18.14. Language and Translation. This Agreement shall be executed in the English language only and no translation shall be considered in the interpretation hereof.

18.15. Construction. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party. As used in this Agreement, the words “include” and “including,” and variations thereof, will be deemed to be followed by the words “without limitation.”

19.    Exhibits

The following Exhibits are attached hereto and incorporated herein by this reference:

Exhibit A: Product List - Processed Wafers from AFSW or Nexperia
Exhibit B: Manufacturing Facilities
Exhibit C: Reserved
Exhibit D: Epi Product Pricing, Capacity and Lead-times
Exhibit E: TPS
Exhibit F: GQA
Exhibit G: Sustainability, Code of Conduct
Exhibit H: Banned Substances

Exhibit 10.13.3

CONFIDENTIAL
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative as of the date first shown above.

For Transphorm, Inc.		For Nexperia B.V.

By:	/s/ Primit Parikh	By:	/s/ Charles Smit
	Signature		Signature
Name:	Primit Parikh	Name:	Charles Smit
Title:	President & COO	Title:	SVP & General Counsel
Date:	5/18/2021	Date:	May 19, 2021

Exhibit 10.13.3

CONFIDENTIAL
Exhibit A - Product List - Processed Wafers from AFSW or Nexperia

SECTION 1 - GAN PROCESSED WAFERS – BY AFSW

Table 1.1 - Pricing for TPH GaN processed wafers at AFSW

Gen[***]
Gen[***]
Wafers / mo ==>	0-100	101-200	201-3000	3001-4000	4001-5000

Fab+Probe	[***]	[***]	[***]	[***]	[***]
1) Terms [***]
2) Table is tiered pricing: 3,500 wafer order: 3,000 wafers price @ [***] and 500 wafers price @[***]
3) BSM/BND [***] not included

The above pricing is for Gen[***] wafers included in Table 1.3.

Pricing for Gen[***] and Gen[***] wafers to be scaled according to respective steps, for which March 2021 status is in table 4 below.
Based on below steps for Gen[***], Gen[***] pricing is [***]% of Gen[***] pricing and Gen[***] pricing is [***]% of Gen[***] pricing.
(Note Gen[***] is in engineering development and any final changes to be reflected below after qualification).
BSM/BND to be managed directly by Nexperia at [***] or a supplier of Nexperia choice.

Table 1.2 – Product Families

	Gen[***]	Gen[***]	Gen[***]
Number of Process Steps	[***]	[***]	[***]
Number of Mask Layers	[***]	[***]	[***]

Table 1.3 - Current wafer products include:

Item	TPH Names (= commercial name)	TPH mask set no. (= fab name)
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]

Nexperia shall supply GaN wafers manufactured by Nexperia under Licensed technology (Gen[***]) to Transphorm in accordance with Section 2 hereunder.

Exhibit 10.13.3

CONFIDENTIAL

Table 1.4 - Transphorm Wafer Fabrication Capacity

Aizu Fujitsu Semiconductor Wafer-Solution (AFSW)

Epi Wafer (Gen[***], Gen[***], Gen[***])	Wafer/Month (Total AFSW capacity)	Lead-time (weeks)	Capacity Increase Lead-time (in months)
Base Demand	[***]	[***]	[***]
Incremental Step 1	[***]	[***]	[***]
Incremental Step 2	[***]	[***]	[***]
Incremental Steps	[***]	[***]	[***]

SECTION 2 GAN PROCESSED WAFERS – BY NEXPERIA [***]*

Table 2.1 - [***] GaN processed wafers pricing

Gan Wafer	<100 wfrs/month	101-200 wfrs/month	201-3000 wfrs/month

Wafer + Probe	[***]	[***]	[***]

* Note: Max monthly purchasing quantity agreed is 10% of total available capacity for GaN wafers at [***] . Parties will negotiate in good faith if and when concrete opportunity from Transphorm rises above these levels.

SECTION 3 - MOSFET PROCESSED WAFERS – BY NEXPERIA

Nexperia Silicon wafers are based on T9-30V 200mm, non Automotive or Automotive

Table 3. Wafer cost (USD):

Non-Auto	2021	2022	2023	2024	2025
0-100wfrs/mth	[***]	[***]	[***]	[***]	[***]
100-500wfrs/mth		[***]	[***]	[***]	[***]
>500wfrs/mth		[***]	[***]	[***]	[***]

Auto	2021	2022	2023	2024	2025
0-100wfrs/mth	[***]	[***]	[***]	[***]	[***]
100-500wfrs/mth		[***]	[***]	[***]	[***]
>500wfrs/mth		[***]	[***]	[***]	[***]

Exhibit 10.13.3

CONFIDENTIAL
Parts in scope:

12NC	Name	status	comment
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

This table will be reviewed every [***] months.

Exhibit 10.13.3

CONFIDENTIAL
Exhibit B – Manufacturing Facilities

For Transphorm:

Process	Supplier	Address	Service
TPH MOCVD Goleta USA	Transphorm, Inc. EPI	115 Castillian Drive Goleta, CA 93117	EPI Wafer Fabrication – GEN [***]
TJE MOCVD Aizu Japan	Transphorm Japan EPI	Fukushima Aizuwakamatsu-shi 4-6 Kogyodanchi Monden-machi, Kato Yuichi-san 965-85 4 Japan	EPI Wafer Fabrication – GEN [***] and GEN [***]
Wafer Fab	Aizu Fujitsu Semiconductor Wafer-Solution	Fukushima Aizuwakamatsu-shi 4-6 Kogyodanchi Monden-machi, Kato Yuichi-san 965-85 4 Japan	Full process product wafer fabrication – all GEN

For Nexperia:

Process	Supplier	Address
MOSFET wafers	Nexperia DMAN	Hazel Grove, Manchester, UK
MOSFET wafers	[***]	[***]
GaN wafers – Gen[***]	Nexperia [***]	[***]

Exhibit 10.13.3

CONFIDENTIAL
Exhibit C – Reserved

Exhibit 10.13.3

CONFIDENTIAL
Exhibit D – Epi Product Pricing, Capacity and Lead-times

Table 1. Gen [***] Epi-wafer pricing (GS[***], TJE [***]) at any volume

Pricing from Goleta	2021	2022	2023
EPIWAFER + Si Sub	[***]	[***]	[***]

Table 2. Epi Wafer Pricing Table from TJE: Gen [***], Gen [***]* wafers (GS[***] – [***], GS[***] – [***])

	Annual Volume		Pricing in USA
Reactors	Min	Max	2021	2022	2023	2024	2025*
1	[***]	[***]	[***]	[***]	[***]
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]		[***]	[***]	[***]	[***]
3	[***]	[***]			[***]	[***]	[***]
4	[***]	[***]				[***]	[***]

Table 2 represents fixed pricing per year for the products indicated and at the volume ranges indicated using the pricing formulas described in 6.1.

*Prices for 20[***] to be negotiated in 20[***] and below [***] per wafer at the indicated volume. Price to be renegotiated to meet market competitive pricing supported by data sets from TPH and
Nexperia.

** Requires [***] prepayment on initial Order to initiate production.

Price Offset Calculation Example:
20[***]: invoicing during the year at [***]$/wfr
Realized 20[***] = [***] (below the lower limit of [***]wfrs)
->rebate EOY to from Nexperia to TPH: [***]wfrs x ([***])$/wfr
Realized 20[***] = [***] ([***]k above the upper limit of [***]k)
->rebate EOY from TPH to Nexperia: [***]wfrs x ([***])$/wfr

*Note – Gen[***] is in engineering development and final price to be fixed after qualification. At this time we expect Gen[***] price to be similar to Gen[***] price.

Exhibit 10.13.3

CONFIDENTIAL
Table 3. TPH Goleta Epi Capacity and Lead-times

TPH (Goleta) Capacity and Lead-times
Epi Wafer: Gen3,	Wafers/ Month	Lead-time (weeks) if forecasted	Capacity Increase Lead-time (in months)
Base Demand	[***]	[***]	[***]
Incremental Step 1	[***]	[***]	[***]
Incremental Step 2	[***]	[***]	[***]
Incremental Step 3	[***]	[***]	[***]
Each Subsequent Increment of [***] wafers	[***]	[***]	[***]

Table 4. TJE (Aizu) Epi Capacity and Lead-times

TPH (Goleta) Capacity and Lead-times
Epi Wafer: Gen[***], Gen[***]	Wafers/ Month	Lead-time (weeks) if forecasted	Capacity Increase Lead-time (in months)
Base Demand	[***]	[***]	[***]
Incremental Step 1	[***]	[***]	[***]
Incremental Step 2	[***]	[***]	[***]
Each Subsequent Increment of [***] wafers	[***]	[***]	[***]
** MOCVD reactor max capacity is [***] wafers for month

Binding forecast example for wafer demand > [***]k wafers/year (special [***] month case for reactor #3):
In Q2, 20[***] Nexperia forecast for Q3 20[***] is > [***] wafers and expected to hold steady or increase (> [***]k wafers/year). New MOCVD machine is triggered and committed to be in service starting Q3 20[***]. Forecast of Q3 20[***]-Q2 20[***] is a Binding Epi Wafer Forecast subject to underloading payments if forecast quantities are not realized.

Underloading payment example for Binding Forecasts (applies to usual [***] month Binding forecast and special [***] month Binding forecast for Reactor 3:
20[***] forecast [***]k wfr, 20[***] realization [***]k wfr
Nexperia pays extra [***] wfr * [***]% * $[***]

Exhibit 10.13.3

CONFIDENTIAL
Exhibit E: Technical Purchasing Specification (TPS)

- Will be agreed at product qualification

Exhibit 10.13.3

CONFIDENTIAL
Exhibit F: General Quality Agreement (GQA)

- Attached

Exhibit 10.13.3

CONFIDENTIAL
Exhibit G: Sustainability, Code of Conduct

- attached

Exhibit 10.13.3

CONFIDENTIAL
New: Exhibit H: Banned Substances

- pending